PALMETTO BANCSHARES, INC.

CODE OF ETHICS FOR EXECUTIVE MANAGEMENT AND

SENIOR FINANCIAL OFFICERS

(CODE OF BUSINESS CONDUCT AND ETHICS)

The ultimate success of Palmetto Bancshares, Inc. and its subsidiary, The Palmetto Bank, depends upon many factors – the strength of our Board of Directors, executive management and senior financial officers; the dedication and skill level of our officers and employees; the consistent delivery of quality service to our customers; and most importantly support of The Palmetto Bank’s core values.  These values are absolute customer satisfaction; honesty and integrity in all aspects of business; unrelenting pursuit of excellence; financial growth and stability; respect and concern for each employee; and community involvement.  The Palmetto Bank’s core values reinforce our behavior and provide the foundation for this Code of Ethics.

1.  PURPOSE

The Board of Director’s (the “Board”) of Palmetto Bancshares, Inc. and its subsidiary, The Palmetto Bank, collectively hereinafter know as the “Company” has adopted the following Code of Ethics (the “Code”) which applies to Executive Management and Senior Financial Officers of the Company: Chairman & CEO, Palmetto Bancshares, Inc., Chairman & CEO, The Palmetto Bank, President & Chief Retail Officer, Executive Vice Presidents - Operations and Finance, Credit, Investments, Administration/Human Resources/Marketing, Trust/Investments, and Senior Vice President, Finance and Accounting.   This Code is intended to: focus Executive Management and Senior Financial Officers on areas of ethical risk; provide guidance to help them recognize and deal with ethical issues; provide mechanisms to report unethical conduct; reinforce a culture of honesty and accountability; deter wrongdoing; and promote fair and accurate disclosure of financial reporting.

No code or policy can anticipate every situation that may arise.  Accordingly, this Code is intended to serve as a source of guiding principles.  Executive Management and Senior Financial Officers are encouraged to bring questions about particular circumstances that may involve one or more of the provisions of this Code to the attention of the Chair of the Audit Committee, who may consult with inside or outside legal counsel as appropriate.    Any person engaged in activities found to be in conflict with and against these laws, rules and regulations could be subject to civil or criminal penalties or disciplinary measures, up to and including termination of employment.

This Code is intended to supplement the requirements of the Code of Ethics that is applicable to all of the Company’s directors, officers and employees.

2.  INTRODUCTION

Each member of Executive Management and Senior Financial Officers are expected to adhere to a high standard of ethical conduct.  The reputation of the Company depends in part on the way these individuals conduct business and the way the public perceives that conduct.  Unethical actions, or the appearance of unethical actions, are not acceptable.  Executive Management and Senior Financial Officers are expected to be guided by the following principles of standard conduct in carrying out their corporate and financial  responsibilities:

Loyalty.  Executive Management and Senior Financial Officers should not be, or appear to be, subject to influences or relationships that conflict with the best interests of the Company.

            Compliance with Applicable Laws.  Executive Management and Senior Financial

                        Officers are expected to comply with all laws, rules and regulations as prescribed by state and federal statues applicable to the Company’s activities.

Observance of Ethical Standards.  Executive Management and Senior Financial

            Officers are expected to deal openly and fairly with the Company’s customers,

vendors, competitors, officers and employees.  No officer should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair practice.

3.  INTEGRITY OF RECORDS AND FINANCIAL REPORTING

Executive Management and Senior Financial Officers are responsible for the accurate and reliable preparation and maintenance of the Company’s financial records.  Accurate and reliable preparation of the financial records is of critical importance to proper management decisions and the fulfillment of the Company’s financial, legal and reporting obligations.  Diligence in accurately preparing and maintaining the Company’s records allows the Company to fulfill its reporting obligations and to provide stockholders, regulatory authorities and the general public with full, fair, accurate, timely and understandable disclosure.  Executive Officers and Senior Financial Officers are responsible for complying with generally accepted accounting principles, and establishing and maintaining adequate disclosure controls and procedures, and internal controls and procedures, including procedures that are designed to enable the Company to:  (a) accurately document and account for transactions on the books and records of the Company; (b) maintain reports, vouchers, bills, invoices, payroll and service records, business measurement and performance records and other essential data with care and honesty; (c) ensure that material information relating to the Company is made known to those responsible for preparing periodic reports and other public communications containing financial information, and (d) provide reasonable assurances that material information about the Company is made know particularly during the periods in which the Company’s periodic reports are being prepared.  Executive Management and Senior Financial Officers shall immediately bring to the attention of the Audit Committee any information they may have concerning:

(a)   Defects, deficiencies, or discrepancies related to the design or operation of internal controls which may affect the Company’s ability to accurately record, process,

summarize, report and disclose its financial data, or

(b)   Any fraud, whether or not material, that involves management or other employees who have roles in the Company’s financial reporting, disclosures or internal controls.

No director, officer, and employee should ask or encourage another individual to deviate from his or her commitment to provide truthful and accurate reporting of financial or other information.  In addition, the state and federal statues and the Company’s policies require that no director, officer, or any other person acting under the direction thereof, to take any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Company for the purpose of rendering such financial statements materially misleading.  Further, no director, officer, or any other person acting under the direction thereof, shall alter, destroy mutilate, conceal, cover up, falsify, or make a false entry in any record, document, or tangible object with the intent to impede, obstruct, or influence the investigation or proper administration of any matter.

4.  CONFLICTS OF INTEREST

Executive Management and Senior Financial Officers must avoid any conflicts of interest in their personal conduct and the execution of company business.  Any situation that involves, or may involve, a conflict of interest with the Company should be disclosed promptly to the Chair of the Audit Committee, who may consult with inside or outside legal counsel as appropriate.

A “conflict of interest” can occur when an individual’s personal interest is adverse to – or may appear to be adverse to – the interests of the Company as a whole.  Conflicts of interest also arise when an individual, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Company.

This Code does not attempt to describe all possible conflicts of interest, which could develop.  Some of the more common conflicts from which Senior Financial Officer must refrain, however, are set forth below:

            Improper conduct and activities.  Executive Management and Senior Financial Officers

                        may not engage in any conduct or activities that are inconsistent with the

Company’s best interests or that disrupts or impairs the Company’s relationship with any person or entity with which the Company has, or proposes to enter into,

a business or contractual relationship.

            Compensation from non-Company sources.    Executive Management and Senior

Financial Officers may not accept compensation for services performed for the

Company from any source other than the Company.

            Gifts.   Executive Management and Senior Financial Officers and members of their immediate families may not accept gifts from persons or entities where any such gift is being made in order to influence their actions in their position with the

Company, or where acceptance of the gifts could create the appearance of a conflict of interest.

            Personal use of Company Assets.    Executive Management and Senior Financial

                        Officers may not use Company assets, labor, or information for personal use

(other than incidental personal use), unless approved by the Chair of the Audit

Committee, or as part of a compensation or expense reimbursement program.

            Financial Interests in other Businesses.  Executive Management and Senior Financial

Officers should avoid having an ownership interest in any other enterprises,

related to a customer, supplier or competitor, if that interest compromises the officer’s loyalty to the Company.

5.  CORPORATE OPPORTUNITIES

Executive Management and Senior Financial Officers are prohibited from: (a) taking for themselves personal opportunities related to the Company’s business without first presenting those opportunities to the Company and obtaining approval from the Board; (b) using the Company’s property, information, or position for personal gain; or (c) competing with the Company for business opportunities.

6.  CONFIDENTIALITY

Executive Management and Senior Financial Officers should maintain the confidentiality of information entrusted to them by the Company and its employees and any other confidential information about the Company, its business or finances, customers, or suppliers that is entrusted to them.  For purposes of this Code, “confidential information” includes all non-public information relating to the Company, its business or finances, or its customers or suppliers.

7.  COMPLIANCE WITH LAWS, RULES AND REGULATIONS

Executive Management and Senior Financial Officers shall comply with all state and federal statues, rules, and regulations applicable to the Company, including insider trading laws, and all other Company policies.

8.  ENCOURAGING THE REPORTING OF ANY ILLEGAL OR UNETHICAL BEHAVIOR

Executive Management and Senior Financial Officers must promote a culture of ethical behavior and compliance by fostering an environment in which the Company; (a) encourages employees to talk to supervisors, managers and other appropriate personnel when in doubt about the best course of action in a particular situation; (b) encourages employees to report violations of laws, rules and regulations to appropriate personnel; and (c) informs employees that the Company will not allow retaliation for reports made in good faith.

Executive Management and Senior Financial Officers should communicate any suspected violations of this Code promptly to the Chair of the Audit Committee.  The Board, or a person or persons designated by the Board, will investigate violations, and appropriate disciplinary action will be taken in the event of any violation of the Code, up to and including termination.

9.  AMENDMENTS

Amendments to this Code must be approved by the Audit Committee and the Board of Directors.  Any amendment, including explicit or implicit waivers, will be disclosed as required by applicable regulations.

10.  ADMINISTRATION

Upon hiring, Executive Management and Senior Financial Officers of the Company must read and certify in writing their understanding of, and intent to comply with, the Company’s ethical standards described in this Code.  On an annual basis, such individuals are required to reaffirm his or her agreement to adhere to such standard by signing the Compliance Certificate that accompanies the Code.

The Audit Committee of the Company’s Board of Directors and the Company’s entire Board of Directors, in conjunction with the Company’s management, are responsible for interpreting the Code.  In certain circumstances, it may be appropriate to grant a waiver of a provision of the Code.  The Company’s Board of Directors and/or its Audit Committee may grant waivers of the provisions of this Code.  Any waiver of this Code granted will be publicly disclosed as required.

 BOARD OF DIRECTORS,

EXECUTIVE MANAGEMENT AND

SENIOR FINANCIAL OFFICER CERTIFICATION

I hereby certify that I have received and read the Palmetto Bancshares, Inc. Code of Ethics for Executive Management and Senior Financial Officers, and I understand its contents.  I agree to comply with the standards, policies and procedures contained in the Code of Ethics for Executive Management and Senior Financial Officers.  I further certify that, except as noted below, I am otherwise in full compliance with the Code of Ethics for Executive Management and Senior Financial Officers.

_________________________________ Printed Name ________________________________ Signature ________________________________ Date

Exceptions (continue on additional pages if necessary):